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                        MFS(R)EMERGING MARKETS DEBT FUND

               Supplement to the Prospectus dated December 1, 1999


The following sentence in the second paragraph under the "Principal Investment Policies" section of the MFS Emerging Markets Debt Fund Prospectus is hereby deleted:

"The Fund may invest in fixed income securities that have stated maturities ranging from overnight to 30 years."


                   This supplement is dated October 25, 2000.